UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 20, 2017 (July 20, 2017)

AMPLIFY ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	82-1326219
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1600 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 490-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously disclosed, on January 16, 2017, Memorial Production Partners LP (“MEMP”) and certain of its subsidiaries (collectively with MEMP, the “Debtors”) filed voluntary petitions (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”). On April 14, 2017, the Court entered an order approving the Second Amended Joint Plan of Reorganization of Memorial Production Partners LP and its affiliated Debtors, dated April 13, 2017 (as amended and supplemented, the “Plan”). On May 4, 2017, the Plan became effective pursuant to its terms and the Debtors emerged from the Chapter 11 Cases. In connection with the Chapter 11 Cases and the Plan, MEMP and certain Consenting Noteholders (as defined in the Plan) effectuated certain restructuring transactions, pursuant to which Amplify Energy Corp., a Delaware corporation (the “Company”), acquired all of the assets of MEMP, and in accordance with the Plan, MEMP will be dissolved. As a result, the Company became the successor reporting company to MEMP pursuant to Rule 15d-5 of the Securities Exchange Act of 1934, as amended.

The purpose of this Current Report on Form 8-K is to, among other things, file the unaudited pro forma condensed consolidated financial information set forth in Item 9.01 below, and to allow such financial information to be incorporated by reference into a future registration statement to be filed with the Securities and Exchange Commission.

Included in this filing as Exhibit 99.1 is the unaudited pro forma condensed consolidated financial information described in Item 9.01(b) giving effect to (i) the transactions set forth in the Plan (the “Reorganization Adjustments”), (ii) the Company’s application of fresh start accounting, (iii) MEMP’s divestiture of certain assets located in the Permian Basin on June 14, 2016 (the “Permian Divestiture”) and (iv) MEMP’s divestiture of certain assets located in Colorado and Wyoming on July 14, 2016 (the “Rockies Divestiture”), in accordance with Financial Accounting Standards Board Accounting Standards Codification 852, Reorganizations.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet and condensed statement of consolidated operations of the Company as of and for the three months ended March 31, 2017, giving effect to (i) the Reorganization Adjustments and (ii) the Company’s application of fresh start accounting, and the unaudited pro forma condensed statement of consolidated operations of the Company for the year ended December 31, 2016, giving effect to (i) the Reorganization Adjustments, (ii) the Company’s application of fresh start accounting, (iii) the Permian Divestiture and (iv) the Rockies Divestiture, are furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description

99.1	Amplify Energy Corp. Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2017	AMPLIFY ENERGY CORP.

	By:	/s/ Robert L. Stillwell, Jr.
		Name:	Robert L. Stillwell, Jr.
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Amplify Energy Corp. Unaudited Pro Forma Condensed Consolidated Financial Statements